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                                                                   EXHIBIT 10(r)


                          Dated as of August 7, 1997


Plains Marketing & Transportation Inc.
1600 Smith Street
Houston, TX 77002

     Re:  Amendment No. 5 to Uncommitted Secured
          Demand Transactional Line of Credit Facility
          --------------------------------------------

Gentlemen:

     Reference is made to that certain letter agreement outlining the parameters of an uncommitted secured demand transactional line of credit facility dated August 23, 1995 (as further amended to date and including all exhibits, schedules and annexes thereto, the "Marketing Letter Agreement") among BankBoston, N.A. (f/k/a The First National Bank of Boston) ("BKB"), Internationale Nederlanden (U.S.) Capital Corporation ("ING"), Den Norske Bank ASA, Comerica Bank-Texas, Wells Fargo Bank (Texas), National Association and such other banks as may from time to time become parties thereto, (collectively, the "Lenders") and BKB, as agent for the Lenders (in such capacity, the "Agent") and Plains Marketing & Transportation Inc. (the "Borrower"). All capitalized terms used herein without definition which are defined in the Marketing Letter Agreement shall have the same meaning herein as therein.

     The Borrower, the Lenders and the Agent wish to amend certain terms of the Marketing Letter Agreement as follows:

     1. DEMAND LOAN SUBLIMIT. Section 1(d)(ii) of the Marketing Letter Agreement is hereby amended by (1) deleting the amount "$20,000,000" from the first sentence thereof and substituting the amount "$25,000,000" therefor and
(2) deleting the phrase "ninety (90%)" from clause (y) of the first sentence thereof and substituting the phrase "eighty percent (80%)" therefor.

     2.    PRICING.

     (a) Clause (i) of the first sentence of Section 1(f)(i) of the Marketing Letter Agreement is hereby amended by deleting the phrase "plus five-eighths of one percent (5/8%) per annum".
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     (b)   Clause (ii) of the first sentence of Section 1(f)(i) of the Marketing
Letter Agreement is hereby amended by deleting the phrase "two percent (2%)" therefrom and substituting the phrase "one and one-half of one percent (1-1/2%)" therefor.

     (c) Section 1(f)(ii)(x) of the Marketing Letter Agreement is hereby amended by deleting the percentage "1-1/2%" from clause (A) thereof and substituting "1-1/8%" therefor and by deleting the percentage "1/4%" from clause
(B) thereof and substituting "0.1875%" therefor.

     3. FINANCIAL AND OTHER GUIDELINES. Schedule 4 to the Marketing Letter Agreement is hereby amended as follows:

     (a) paragraph (v)(C) of Schedule 4 is amended by deleting the text thereof in its entirety and substituting the following therefor:

     "(C) The aggregate of (a) crude oil pipeline inventory and (b) crude oil inventory in the Cushing Terminal shall not exceed, in the aggregate for both PMCT Inc. and Marketing, a maximum of 300,000 barrels. Notwithstanding the above, inventories in crude oil pipelines shall be limited to 225,000 barrels."

     (b) paragraph (v)(D) of Schedule 4 is amended by deleting the text thereof in its entirety and substituting the following therefor:

     "(D) Inventory positions (other than fully hedged cash-and-carry positions which qualify under subsection (E) below) and positions which do not otherwise qualify under subsection (E) below shall be limited to fixed price time spreads for periods up to a maximum of twenty-four months for up to a maximum of 500,000 barrels, in the aggregate for both PMCT Inc. and Marketing, of crude oil hedged on the NYMEX."

     (c) the following new paragraph (E) is inserted immediately following paragraph (v)(D) of Schedule 4:

     "(E) Cash-and-carry barrels shall be hedged on the NYMEX for delivery within the next 12 months."

     (d) the first sentence of paragraph (xi) of Schedule 4 is amended by inserting, immediately following the phrase "that certain Indenture dated as of March 15, 1996 among Resources, certain subsidiaries of Resources and Texas Commerce Bank National Association as
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Trustee, pursuant to which Resources issued 10 1/4% Senior Subordinated Notes due 2006, Series A and Series B, in the aggregate principal amount of $150,000,000" and before the period at the end thereof, the phrase "and that certain Indenture dated as of July 21, 1997 among Resources, certain subsidiaries of Resources and Texas Commerce Bank National Association as Trustee, pursuant to which Resources issued 10 1/4% Senior Subordinated Notes due 2006, Series C and Series D, in the aggregate principal amount of $50,000,000".

     4. SECURITY. The Borrower hereby confirms that the reference to "Marketing Letter Agreement" in the term "Marketing Obligations" as used in that certain Security Agreement dated as of August 23, 1995 between Marketing and the Agent includes the Marketing Letter Agreement as amended hereby and that references to the Demand Loans and L/C's issued pursuant to the Marketing Letter Agreement refers to all Demand Loans and L/C's issued pursuant to the Marketing Letter Agreement, as amended hereby.

     5. CONDITIONS PRECEDENT. This Amendment shall become effective upon receipt by the Agent of the following:

     (a) a counterpart of this Amendment duly signed where indicated below by each Lender, the Agent, the Borrower and Plains Resources Inc.;

     (b) a counterpart of Amendment No. 5 to the PMCT Agreement duly signed where indicated by PMCT, each Lender and the Agent;
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     If you agree to and accept the foregoing amendment, please so indicate by signing a counterpart of this letter and returning it to the Agent. Upon satisfaction of the conditions set forth in Section 5 hereof, this Amendment shall take effect as a binding agreement among us, to be construed and enforceable in accordance with the laws of The Commonwealth of Massachusetts.

                              PLAINS MARKETING &
                              TRANSPORTATION INC.


                              By:  /s/ MICHAEL R. PATTERSON
                              Name:   Michael R. Patterson
                              Title:  Vice President


                              BANKBOSTON, N.A.,
                              Individually and as Agent

                              By:  /s/ CHRISTOPHER C. HOLMGREEN
                              Name:   Christopher C. Holmgreen
                              Title:  Director


                              INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL
                              CORPORATION

                              By:  /s/ CHRISTOPHER R. WAGNER
                              Name:   Christopher R. Wagner
                              Title:  Vice President


DEN NORSKE BANK ASA           DEN NORSKE BANK ASA


By:  /s/ WILLIAM V. MOYER     By:  /s/ BYRON L. COOLEY
Name:   William V. Moyer      Name:   Byron L. Cooley
Title:  First Vice President  Title:  Senior Vice President
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                              COMERICA BANK-TEXAS

                              By:  /s/ DANIEL G. STEELE
                              Name:   Daniel G. Steele
                              Title:  Senior Vice President


                              WELLS FARGO BANK (TEXAS),
                                NATIONAL ASSOCIATION


                              By:  /s/ ANN M. RHOADS
                              Name:   Ann M. Rhoads
                              Title:  Vice President
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                           RATIFICATION OF GUARANTY


     The undersigned Guarantor acknowledges and accepts the foregoing Amendment and ratifies and confirms in all respects such Guarantor's obligations under the Guaranty dated as of August 23, 1995 (the "Guaranty") executed and delivered by the Guarantor to the Agent and the Lenders. The undersigned Guarantor further agrees that references in the Guaranty to the Resources Credit Agreement shall be references to the Third Amended and Restated Credit Agreement dated as of April 11, 1996 among the undersigned Guarantor, ING as agent and the lenders named therein.


PLAINS RESOURCES INC.

        /s/
By:     Michael R. Patterson
Title:  Vice President